Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to Rule 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q of SkyWater Technology, Inc. (the “Company”) for the period ended October 3, 2021, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Thomas Sonderman, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2021	/s/ Thomas Sonderman
Thomas Sonderman
President and Chief Executive Officer
(Principal Executive Officer)